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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report  (Date of Earliest Event Reported):  February 27, 2009


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

THE DESCRIPTION IN PARAGRAPH 3 IS BEING AMENDED TO CORRECT THE NUMBER OF WARRANTS EXTENDED FOR THE TWO AFFILIATES NOTED.

     On February 27, 2009, the Board of Directors (the "Board") of N-Viro International Corporation (the "Company") approved a one year extension of warrant agreements with four stockholders that participated in a private placement of our common stock in 2004 and were scheduled to terminate on March 1, 2009. All of the warrant agreements affected were extended for one (1) year to March 1, 2010. The warrant agreements are exercisable for shares of common stock at an exercise price of $1.85 per share. A form of the warrant agreement was attached as Exhibit 4.1 to the Form 8-K as previously filed.

     In exchange for the extension, each warrant holder agreed to exercise for cash 1% of their respective number of shares that were offered this extension. The holders exercised warrants for a total of 2,932 shares of common stock and the Company received $5,424.20 in cash for such exercises. The remaining outstanding warrant agreements are exercisable for an aggregate of 382,953 shares of common stock.

     The holders of warrants participating in this extension included the following affiliates of the Company: Carl Richard, a member of the Board, who extended 8,019 warrants, and The Cooke Family Trust, a holder of more than 10% of our outstanding common stock, which extended 44,550 warrants.

     As part of the extension of the warrant agreement, the Board determined that it would make available the opportunity for a 1-year extension of warrant agreements to all holders who originally acquired the warrant agreements in the 2004 private placement of common stock. The remaining outstanding warrant agreements expire at the end of 2009 and 2010. As of April 30, 2009, there were outstanding warrant agreements exercisable for 148,054 shares of common stock that potentially would be eligible for an extension. Any offer to extend the warrants will be made by the Company directly to the holders of the warrant agreements under appropriate disclosure and offering documents.

THIS DESCRIPTION IN THIS FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. ANY SUCH SOLICITATION TO SELL OR OFFER TO BUY ANY SECURITIES OF THE COMPANY WILL
ONLY  BE  MADE  PURSUANT  TO  APPROPRIATE  OFFERING  DOCUMENTS.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          May 1, 2009             By:       /s/  James K. McHugh
                -----------                       ----------------------
                                                  James K. McHugh
                                                  Chief Financial Officer